SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549


                             F O R M  8-K


                           Current Report
                    Pursuant to Section 13 or 15(d) of
                   The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)
October 15, 1998

	BOSTON CAPITAL TAX CREDIT FUND IV L.P.
(Exact name of registrant as specified in its charter)


	Massachusetts
(State or other jurisdiction of incorporation)


	0-26200	04-3208648
(Commission File Number)	(IRS Employer Identification No.)



c/o Boston Capital Partners, Inc.,
One Boston Place, Boston, Massachusetts	02108-4406
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code
(617) 624-8900

	None
 (Former name or former address, if changed since last report)


Item 5.  Other Events

	As of October 15, 1998, Boston Capital Tax Credit Fund IV L.P., a Massachusetts limited partnership, specifically Series 29 thereof (the "Partnership") entered into various agreements relating to Lombard Partners, L.P., a Missouri limited partnership (the "Operating Partnership"), including the First Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of October 15, 1998
(the "Operating Partnership Agreement"), pursuant to which the Partnership acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement, a copy of which is attached hereto as Exhibit (2)(a).

	The Operating Partnership owns a twenty four (24) unit apartment complex located on 305 East Lombard Street in Springfield, Missouri, which is known as Lombard Heights Apartments (the "Apartment Complex"). The Apartment Complex consists of two (2) buildings containing (2) 1-bedroom units, ten (10) 2-bedroom units and twelve (12) 3-bedroom units. Amenities include the use of a pool at the adjacent Catalpa East Apartments and two (2) common laundry rooms. Construction of the Apartment Complex was completed in May, 1998 and 100% Occupancy was achieved in December, 1998.

	The Operating Partnership received construction financing in the amount of $1,762,852 (the "Construction Loan") from the City of Springfield, Missouri and KBMH Capital. The Construction Loan carried interest at 11% per annum, had an eighteen (18) - month term, and has now been repaid. The Operating Partnership received permanent financing in the amount of $800,000 (the "Permanent First Mortgage") from the City of Springfield,
Missouri, which was funded from the proceeds of an Industrial Revenue Bond. The Permanent First Mortgage commenced in May
1998, has a thirty (30) year term and amortization, and bears an interest rate of 6.89%.

	It is believed that 100% of the rental apartment units in the Apartment Complex will qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal
Revenue Code of 1986, as amended (the "Code").

	The general partner of the Operating Partnership is Cunningham-Warren Properties, LLC, a Kansas limited liability company (the "General Partner"). Hollis O. Cunningham is the controlling Member and Manager of the General Partner. Mr. Cunningham is also a principal of Cunningham Development Co., Inc., which is the Builder of the Apartment Complex, and of Cunningham Properties, a sole proprietorship, which is the Management Agent of the Apartment Complex. Cunningham-Warren Properties, LLC also served as a the Developer of the Apartment Complex. Cunningham-Warren Properties, LLC has significant experience in the design, construction, and management of multi-family housing. As of August, 1998, the Management Agent was managing 36 low-income housing tax credit apartment units in Kansas, and the Builder had constructed or renovated more than 360 low income housing tax credit units.

	The Partnership acquired its interest in the Operating
Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $359,958 to the Operating Partnership in four (4) installments as follows:

(1) $233,973 (the "First Installment") on the Admission
Date, of which $75,000 was applied to the repayment of a pre-development loan advanced by the Partnership to the Operating Partnership prior to the effective date of the Operating Partnership Agreement;

(2) $89,990 (the "Second Installment") on the latest to occur of (A) Cost Certification, (B) receipt of an updated title insurance policy satisfactory to the Special Limited Partner, (C) Initial 100% Occupancy Date, (D) State Designation, (E) receipt of a payoff letter from the Contractor stating that all amounts payable to the Contractor have been paid in full and that the Operating Partnership is not in violation of the Construction Contract, (F) Substantial Completion, (G) receipt of a valid and recorded Extended Use Commitment, (H) receipt of updated insurance certificates relating to the Apartment Complex satisfactory to the Special Limited Partner or, (I) satisfaction of all of the conditions to the payment of the First Installment;

(3) $30,995 (the "Third Installment") on the latest to occur of (A) Rental Achievement or (B) satisfaction of all of the conditions to the payment of the First and Second
Installments; and

(4) $5,000 (the "Fourth Installment") on the latest to occur of (A) the receipt by the Partnership of the Operating Partnership's federal income tax return and an audited financial statement for the year in which Rental Achievement occurred or (B) satisfaction of all of the conditions to the payment of the First, Second and Third Installments.
The First, Second, and Third Installments have been paid by the Partnership.

	The total Capital Contribution of the Partnership to the Operating Partnership is based on the Operating Partnership receiving $479,990 Tax Credits during the 10-year period commencing in 1999 of which 99.99% ($479,940) will be allocated to the Partnership as the Investment Limited Partner of the Operating Partnership.

	The Partnership believes that the Apartment Complex is adequately insured.

	Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions as set forth in the Operating Partnership
Agreement:

			Profits, Losses and Tax
Credits		Credits from Normal		   Capital	   Cash
			from Normal Operations		Transactions   Flow

General
Partner			.01%					75%		85%

Partnership			99.9					25%		5%

Special Limited
Partner			0% 					0%


The Special Limited Partner of the Operating Partnership is BCTC
94, Inc., an affiliate of the Partnership.

	The Partnership used funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

	Boston Capital, or an Affiliate thereof, is receiving an annual Asset Management Fee (which commenced in 1999) from the Operating Partnership for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership in the annual amount of $1,800. The Asset Management Fee for each Fiscal Year will be payable from Cash Flow in the manner and priority set forth in
Section 11.03 of the Operating Partnership Agreement; provided, however, that if in any fiscal year, Cash Flow is insufficient to pay all or any portion of the Asset Management Fee, the General Partner shall make a Subordinated Loan to the Operating Partnership in an amount not to exceed the lesser of $1,800 per annum or that amount necessary to pay the unpaid portion of such fee. Any unpaid portion of said Asset Management Fee, to the extent the General Partner defaults in its obligation to make a Subordinated Loan, shall accrue, without interest, and shall be payable on a cumulative basis in the first year in which there is sufficient Cash Flow available for the payment of such fee, or, in the first year in which the proceeds of a Capital Transaction are available.

	The Operating Partnership is paying the General Partner a fee (the "Incentive Partnership Management Fee") (which commenced in 1999) for services in connection with the administration of the day-to-day business of the Operating Partnership in an annual amount equal to $1,800. The Incentive Partnership Management Fee for each fiscal year of the Operating Partnership shall be payable from Cash Flow or Proceeds from Capital Transactions in the manner and priority set forth in Sections 11.03 and 11.04(a) of the Operating Partnership Agreement. Such fee shall not be cumulative from year to year and shall only be paid to the extent that Cash Flow or Proceeds from Capital Transactions are sufficient to make all or a portion of the then-due payments.

	In consideration of its consultation, advice and other services in connection with the construction and development of the Apartment Complex, the Operating Partnership will pay the Developer a fee (the "Development Fee") in the principal amount of $198,626. The Development Fee, all of which has been deferred, shall be due and payable only in accordance with
Section 11.03 of the Operating Partnership Agreement and, if not sooner paid, the total amount then outstanding will be payable on October 1, 2008.

	The Builder of the Apartment Complex will receive a total compensation of $926,658, which includes Builder's profit of $147,951. The Management Agent will receive a Management Fee equal to 5% of collected rental receipts.


Item 7.  Exhibits.

(c)	Exhibits.
                            Page
(1)	(a)*        Form of Dealer-Manager Agreement between Boston
Capital
                   Services, Inc. and the Registrant (including, as an exhibit thereto, the form of Soliciting Dealer Agreement)

(2)     (a)        First Amended and Restated Agreement of
                   Limited Partnership of
                   Lombard Partners, L.P.

(2)     (b)        Certification and Agreement for Lombard
                   Partners, L.P.

(2)      (c)       Partnership Management Services Agreement
(2)      (d)       Lombard Heights Apartments Development
                   Agreement

(2)      (e)        Guaranty by Cunningham-Warren Properties,
                    LLC, in favor of Lombard Partners, L.P.
(4)      (a)**      Agreement of Limited Partnership of the
                    Partnership
(16)                None
(17)                None
(20)                None
(23)                None
(24)                None
(27)                None

*  Incorporated by reference to Exhibit (1) to Registration
Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

**  Incorporated by reference to Exhibit (4) to Registration
Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.


SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:  January 21, 2000


BOSTON CAPITAL TAX CREDIT FUND IV
L.P.


By:	Boston Capital Associates IV
L.P.,
	its General Partner


	By:	C&M Associates, d/b/a
Boston
Capital Associates, its
General Partner


By:	 /s/ Herbert F.
Collins
Herbert F. Collins,
Partner